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                         SUBSIDIARY GUARANTY AGREEMENT

               Guaranty Agreement dated as of July 31, 1998 (as amended from time to time, this "Subsidiary Guaranty Agreement") by the undersigned Subsidiaries (the "Subsidiary Guarantors") of Sybron Chemicals Inc., a Delaware corporation (the "Borrower"), for the benefit of the Lender Parties (as defined in the Credit Agreement referred to below).

               WHEREAS, the Borrower has entered into a Credit Agreement dated as of July 31, 1998 among the Borrower, the Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Mellon Bank, N.A., as Administrative Agent, LC Issuing Bank and Collateral Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

               WHEREAS, the Lenders and the LC Issuing Bank are not willing to make loans or maintain, issue or participate in letters of credit under the Credit Agreement unless the Borrower causes each of its U.S. Subsidiaries to guarantee the performance of the Borrower's obligations under the Loan Documents referred to therein;

               NOW, THEREFORE, each Subsidiary Guarantor agrees as follows:

               Section 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

               Section 2. The Guarantees. Subject to Section 9 hereof, each Subsidiary Guarantor, jointly and severally, unconditionally and irrevocably guarantees the full and punctual payment of all present and future indebtedness and other obligations of the Borrower evidenced by or arising under any Loan Document as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, according to the terms hereof and thereof (including any interest which accrues on any of the foregoing obligations after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding). If the Borrower fails punctually to pay any indebtedness or other obligation guaranteed hereby, each Subsidiary Guarantor, jointly and severally, unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise.

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               Section 3.  Taxes.  Each Subsidiary Guarantor agrees to comply with Section 8.04 of the Credit Agreement as if it were a party thereto and each reference in such Section to the Borrower was a reference to such Subsidiary Guarantor.

               Section 4.  Guarantee Unconditional.  Except as provided in
Section 9 hereof, the obligations of each Subsidiary Guarantor under this Subsidiary Guaranty Agreement shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

               (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or any other Subsidiary Guarantor under any Loan Document, by operation of law or otherwise;

               (b) any modification, amendment or waiver of or supplement to any Loan Document;

               (c) any release, impairment, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of the Borrower or any Subsidiary Guarantor under any Loan Document;

               (d) any change in the corporate existence, structure or ownership of the Borrower or any Subsidiary Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other Subsidiary Guarantor or its assets, or any resulting release or discharge of any obligation of the Borrower or any other Subsidiary Guarantor contained in any Financing Document;

               (e) the existence of any claim, set-off or other rights which such Subsidiary Guarantor may have at any time against the Borrower or any other Subsidiary Guarantor, any Lender Party or any other Person, whether or not arising in connection with this Subsidiary Guaranty Agreement; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

               (f) any invalidity or unenforceability relating to or against the Borrower or any other Subsidiary Guarantor for any reason of any Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other Subsidiary Guarantor of any amount payable by it under any Loan Document; or



                                      2
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               (g)  any other act or omission to act or delay of any kind by the Borrower or any Subsidiary Guarantor, any Lender Party or any other Person or any other circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable discharge of such Subsidiary Guarantor's obligations under this Subsidiary Guaranty Agreement.

               Section 5. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. Each Subsidiary Guarantor's obligations under this Subsidiary Guaranty Agreement constitute a continuing guaranty and shall remain in full force and effect until the Credit Exposure of each Lender shall have been reduced to zero and all amounts payable by the Borrower under the Loan Documents shall have been paid in full. If at any time any amount payable by the Borrower under any Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, each Subsidiary Guarantor's obligations under this Subsidiary Guaranty Agreement with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

               Section 6. Waiver. Each Subsidiary Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person or against any security.

               Section 7. Subrogation and Contribution. When any Subsidiary Guarantor makes any payment hereunder with respect to the obligations of the Borrower, such Subsidiary Guarantor shall be subrogated to the rights of the payee against the Borrower with respect to the portion of such obligations paid by such Subsidiary Guarantor, and shall also have a right of contribution in respect of such payment against all other Subsidiary Guarantors pro rata among them based on their respective net fair value as enterprises; provided that such Subsidiary Guarantor shall not enforce any payment by way of subrogation against the Borrower or contribution against any other Subsidiary Guarantor so long as any Lender has any Credit Exposure under the Credit Agreement or any amount payable by the Borrower under any Loan Document remains unpaid.

               Section 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under any Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of such Loan Document shall nonetheless be payable by each Subsidiary Guarantor hereunder forthwith on demand by the Administrative Agent made at the request of the requisite number of Lenders specified in Article 6 of the Credit Agreement.

                                      3
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               Section 9.  Limit of Liability.  The Subsidiary Guarantors and
the beneficiaries of this Subsidiary Guaranty Agreement intend that this Subsidiary Guaranty Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Subsidiary Guarantor under this Subsidiary Guaranty Agreement would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of such Subsidiary Guarantor's liability hereunder in respect of the obligations of the Borrower guaranteed hereunder shall be deemed to be reduced ab initio to the maximum amount which would be permitted without causing such Subsidiary Guarantor's obligations hereunder to be so invalidated.

               Section 10. Additional Subsidiary Guarantors. Any Subsidiary which is not a Subsidiary Guarantor may execute and deliver to the Administrative Agent a letter substantially in the form of Exhibit A hereto, whereupon such Subsidiary shall be both a Subsidiary Guarantor and an Obligor for all purposes of the Loan Documents.

               Section 11. Notices. Notices and other communications hereunder shall be given, and take effect, in the manner specified in or pursuant to Section 9.01 of the Credit Agreement and (i) in the case of any Lender Party, shall be given to such Lender Party at the address, telex number or facsimile number specified for it in or pursuant to such Section and (ii) in the case of any Subsidiary Guarantor, shall be given to such Subsidiary Guarantor at the address, telex number or facsimile number specified for the Borrower in or pursuant to such Section.

               Section 12. Governing Law; Submission to Jurisdiction. This Subsidiary Guaranty Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each Subsidiary Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to the Loan Documents or the transactions contemplated thereby. Each Subsidiary Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

               Section 13. Successors and Assigns. This Subsidiary Guaranty Agreement is for the benefit of the Lender Parties and their respective successors and assigns. If any Loans, participations in Letters of Credit, Notes or other amounts payable under the Loan Documents are assigned pursuant to and in accordance with the terms of Section 9.06 of the Credit Agreement, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. All the provisions of this Subsidiary Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



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               Section 14.  No Waiver.  No failure or delay by any Lender
Party in exercising any right, power or privilege under any Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in the Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

               Section 15. Amendments and Waivers. Any provision of this Subsidiary Guaranty Agreement may be amended, supplemented, modified or waived as (and only as) provided in Section 9.05(b) of the Credit Agreement.

               Section 16. Counterparts and Effectiveness. This Subsidiary Guaranty Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto and thereto were upon the same instrument. This Subsidiary Guaranty Agreement shall become effective as to each Subsidiary Guarantor when the Administrative Agent shall have received a counterpart hereof signed by such Subsidiary Guarantor and the Credit Agreement shall have become effective in accordance with its terms. Thereafter, upon execution and delivery of a letter substantially in the form of Exhibit A hereto on behalf of any other Subsidiary, this Subsidiary Guaranty Agreement shall become effective with respect to such other Subsidiary as of the date of such delivery.

               Section 17.  WAIVER OF JURY TRIAL.   EACH SUBSIDIARY GUARANTOR,
AND EACH LENDER PARTY, UPON ITS ACCEPTANCE OF THIS SUBSIDIARY GUARANTY AGREEMENT, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. EACH SUBSIDIARY GUARANTOR (A) WARRANTS AND REPRESENTS THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES TO THE LOAN DOCUMENTS HAVE BEEN INDUCED TO ENTER INTO THIS SUBSIDIARY GUARANTY AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY (AMONG OTHER THINGS) THE WAIVERS, REPRESENTATIONS AND WARRANTIES IN THIS SECTION 16 AND SECTION
9.11 OF THE CREDIT AGREEMENT.

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               IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this
Subsidiary Guaranty Agreement to be duly executed by its authorized officer as of the day and year first above written.


                                    SYBRON CHEMICAL HOLDINGS INC.

                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: Chairman



                                    RUCO POLYMER CORPORATION


                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: Chairman



                                    RUCO POLYMER COMPANY OF GEORGIA, LLC


                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: Chairman




Accepted and Acknowledged:


MELLON BANK, N.A., as
Administrative Agent


By: /s/   Stephen M. Wilus
   -----------------------------------
   Name:  Stephen M. Wilus
   Title: Vice President





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                                                                 EXHIBIT A
                                                            to the Subsidiary
                                                            Guaranty Agreement


                                                     [Date]


Mellon Bank, N.A.,
  as Administrative Agent
[Address]

Gentlemen:

               Reference is made to the Credit Agreement dated as of __________, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Sybron Chemicals Inc., the Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Morgan Guaranty Trust Company, as Documentation Agent, and Mellon Bank, N.A., as Administrative Agent, LC Issuing Bank and Collateral Agent, and to the Subsidiary Guaranty Agreement referred to therein, copies of each of which have been furnished to the undersigned.

               The undersigned hereby agrees and confirms that effective as of the date hereof, the undersigned is a party to the Subsidiary Guaranty Agreement and is a "Subsidiary Guarantor" and an "Obligor" for all purposes of the Loan Documents (as defined in the Credit Agreement).


                                          Very truly yours,

                                          [Name of Subsidiary]


                                          By:__________________________
                                             Name:
                                             Title: